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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K, into C.P. Clare Corporation's previously filed Registration Statements on Form S-8 (File Nos. 33-94038, 33-94060, and 333-15097).

                                            ARTHUR ANDERSEN LLP

Boston, Massachusetts
April 25, 1997